UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2002

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28304 (File Number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive offices)		92506 (Zip Code)

Registrant's telephone number, including area code:  (909) 686-6060

                               N.A.
(Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS.

        On April 2, 2002, the Board of Directors of Provident Financial Holdings, Inc. (“The Company”) authorized the repurchase of up to 5 percent of its common stock, or approximately 185,000 shares, over a one year period. Shares will be repurchased from time to time in the open market depending on market conditions and the capital requirements of the Company. This repurchase represents the seventh buyback through which the Company has previously retired approximately 1.43 million shares.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       Exhibit

       99    Press Release dated April 2, 2002

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2002	Provident Financial Holdings, Inc.

/s/Craig G. Blunden Craig G. Blunden President and Chief Executive Officer (Principal Executive Officer)

/s/ Donavon P. Ternes Donavon P. Ternes Chief Financial Officer (Principal Financial and Accounting Officer)

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Exhibit 99

Press Release Dated April 2, 2002

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PROVIDENT Provident Financial Holdings, Inc.	PROV NASDAQ LISTED

3756 Central Ave.

NEWS RELEASE
Riverside, CA 92506

PROVIDENT FINANCIAL HOLDINGS, INC.
ANNOUNCES 5% STOCK REPURCHASE

       Riverside, California, April 2, 2002 - Provident Financial Holdings, Inc. (NASDAQ/PROV), the holding company for Provident Savings Bank, FSB, announced today that its Board of Directors authorized the repurchase of up to 5 percent of its common stock, or approximately 185,000 shares, over a one year period. Shares will be repurchased from time to time in the open market depending on market conditions and the capital requirements of the Company. This repurchase represents the seventh buyback through which the Company has previously retired approximately 1.43 million shares or approximately 28% of the shares issued in the initial public offering in 1996.

Forward-looking Statement

Certain matters in this Press Release constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company’s mission and vision. These forward looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company’s actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company’s reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2001. Forward looking statements are effective only as of the date that they are made and Provident Financial assumes no obligation to update this information.

Contacts:	Craig G. Blunden	Chairman, President & CEO	(909) 686 - 6060	CBLUNDEN@MYPROVIDENT.COM
	Donavon P. Ternes	Senior Vice President & CFO	(909) 686 - 6060	DTERNES@MYPROVIDENT.COM

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